UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2012

SunSi Energies Inc.
(Exact name of registrant as specified in its charter)

NEVADA	333-145910	20-8584329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 24th Floor New York, New York	10167
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  646-205-0291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

On August 27, 2012, the registrant SunSi Energies, Inc. (“SunSi”) entered into a distribution agreement with Shanghai Lightsky Optoelectronics Technology Co., Ltd. (“Lightsky”) whereby SunSi shall be the exclusive distributor of Lightsky LED lights in North America. In connection with the acquisition of such distribution rights SunSi issued 300,000 shares of its restricted common stock, which are restricted for a period of eighteen months from issuance. In order to maintain the exclusive nature of the distribution rights for the agreement’s initial five-year period and for any automatic renewal periods, SunSi must achieve certain performance milestones. A copy of the distribution agreement is attached hereto as Exhibit 10.1

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit Number	Description of Exhibit

10.1	Distribution Agreement with Shanghai Lightsky Optoelectronics Technology Co., Ltd. dated August 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SunSi Energies Inc.

Dated: August 28, 2012	By:	/s/ David Natan
David Natan
CEO